Exhibit 10.6

EXECUTION COPY

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “First Amendment”) is made and entered into as of June 10, 2015 by and among: (i) Chart Acquisition Corp., a Delaware corporation (the “Company”), (ii) Tempus Applied Solutions Holdings, Inc., a Delaware corporation (“Pubco”); (iii) Chart Acquisition Group LLC, a Delaware limited liability company (“Sponsor”), (iv) Cowen Investments LLC (as assignee of the Common Stock of Cowen Overseas Investment LP) (“Cowen”) and (v) certain of the other persons or entities described as Holders in the Registration Rights Agreement (as defined below) and named on the signature pages hereto who have executed this First Amendment. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Registration Rights Agreement (and if such term is not defined in the Registration Rights Agreement, then the Merger Agreement (as defined below)).

RECITALS

WHEREAS, the Company, Sponsor, Cowen and the other Holders named therein are parties to that certain Registration Rights Agreement, dated as of December 13, 2012 (the “Registration Rights Agreement”), pursuant to which the Company granted certain registration rights to the Holders with respect to the Company’s securities; and

WHEREAS, on January 5, 2015, the Company entered into a Plan and Agreement of Merger (as amended, including without limitation by the First Amendment to the Agreement and Plan of Merger, dated as of March 20, 2015, and the Second Amendment to Agreement and Plan of Merger, dated as of the date hereof, the “Merger Agreement”), with Tempus Applied Solutions, LLC, a Delaware limited liability company (“Tempus”), each of the persons or entities set forth on Annex A to the Merger Agreement (the “Members”), Benjamin Scott Terry and John G. Gulbin III, together in their capacity as Members’ Representative solely for purposes specified in the Merger Agreement (the “Members’ Representative”), Pubco, Chart Merger Sub Inc., a Delaware corporation (“Parent Merger Sub”), TAS Merger Sub LLC, a Delaware limited liability company (“Tempus Merger Sub”), Chart Financing Sub Inc., a Delaware corporation (“Parent Financing Sub”), TAS Financing Sub Inc., a Delaware corporation (“Tempus Financing Sub”), Chart Acquisition Group LLC, in its capacity as the representative for the equity holders of the Company and Pubco (other than the Members and their successors and assigns) in accordance with the terms and conditions of the Merger Agreement, Sponsor, Mr. Joseph Wright and Cowen, solely for the purposes specified in the Merger Agreement; and

WHEREAS, pursuant to the Merger Agreement, (i) each of Parent Merger Sub and Parent Financing Sub will merge with and into the Company (the “Parent Merger”), with the Company being the surviving entity and a wholly-owned subsidiary of Pubco, and with (A) former Company shareholders and warrant holders receiving newly issued shares of common stock and warrants, respectively, of Pubco and (B) former holders of Parent Financing Sub preferred stock receiving newly issued shares of common stock and warrants of Pubco, (ii) each of Tempus Merger Sub and Tempus Financing Sub will merge with and into Tempus (the “Tempus Merger” and together with the Parent Merger, the “Mergers”), with Tempus being the surviving entity and a wholly owned-subsidiary of Pubco, and with (A) the Members receiving newly issued shares of common stock of Pubco and (B) former holders of Tempus Financing Sub preferred stock receiving newly issued shares of common stock, preferred stock and warrants of Pubco, and (iii) Pubco will become a publicly traded company; and

WHEREAS, the parties hereto desire to amend the Registration Rights Agreement to add Pubco as a party to the Registration Rights Agreement and to revise the terms hereof in order to reflect the transactions contemplated by the Merger Agreement, including the issuance of the Pubco common stock, preferred stock and warrants thereunder; and

WHEREAS, pursuant to Section 5.5 of the Registration Rights Agreement, the Registration Rights Agreement can be amended with the written consent of the Company and the Holders of at least 66-2/3% of the Registrable Securities at the time in question (provided, that any amendment that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected).

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       Addition of Pubco as a Party to the Registration Rights Agreement. The parties hereby agree to add Pubco as a party to the Registration Rights Agreement. The parties further agree that, from and after the consummation of the Mergers, all of the rights and obligations of the Company under the Registration Rights Agreement shall be, and hereby is, assigned and delegated to Pubco as if it were the original “Company” party thereto. By executing this First Amendment, Pubco hereby agrees to be bound by and subject to all of the terms and conditions of the Registration Rights Agreement, as amended by this First Amendment, including from and after the consummation of the Mergers as if it were the original “Company” party thereto.

2.       Amendments to Registration Rights Agreement. The Parties hereby agree to the following amendments to the Registration Rights Agreement:

(a)       The defined terms in this First Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from the Merger Agreement, are hereby added to the Registration Rights Agreement as if they were set forth therein.

(b)       Section 1.1 of the Registration Rights Agreement is hereby amended to add the following definition:

“Financing Securities” shall mean (i) the shares of Pubco Common Stock and Pubco Investor Warrants issued in the Parent Merger to the holders of Parent Financing Sub Series B Non-Voting Preferred Stock, par value $0.0001 per share, (ii) the shares of Pubco Common Stock or Pubco Series A Preferred Stock issuable upon the exercise and/or redemption of such Pubco Investor Warrants, (iii) the shares of Pubco Common Stock issuable upon the conversion of such Pubco Series A Preferred Stock and (iv) any other securities of the Pubco or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of the securities described in clauses (i) through (iii) above.

(c)       The parties hereby agree that the term “Registrable Security” shall include any shares of Pubco Common Stock, Pubco Warrants and Financing Securities issued by Pubco under the Merger Agreement in connection with the Mergers, and any other securities of Pubco or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities.

(d)       The parties agree that the terms “Founder Lock-Up Period” and “Placement Unit Lock-Up Period” shall not apply to any Financing Securities and the restrictions on any Holder during the Founder Lock-Up Period and Placement Unit Lock-Up Period (including any restrictions on assignment under Section 5.2.1 of the Registration Rights Agreement) shall not apply with respect to any Financing Securities.

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(e)       The parties hereby agree to add the following Section 5.8:

“5.8   Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including”, “include” or “includes” in this Agreement shall be by way of example rather than by limitation.”

3.       Acknowledgement of other Registration Rights Agreement. The parties hereby acknowledge that, notwithstanding Section 5.6 of the Registration Rights Agreement, in connection with the Merger Agreement, upon the consummation of the Mergers, Pubco will enter into a Registration Rights Agreement (as defined in the Merger Agreement) with respect to the Pubco securities to be issued in the Tempus Merger to the Members and holders of Tempus Financing Sub preferred stock, and consent to the foregoing.

4.       Miscellaneous. Except as expressly provided in this First Amendment, all of the terms and provisions in the Registration Rights Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This First Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Registration Rights Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Registration Rights Agreement in the Registration Rights Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Registration Rights Agreement, as amended by this First Amendment (or as the Registration Rights Agreement may be further amended or modified after the date hereof in accordance with the terms thereof). The terms of this First Amendment shall be governed by and construed in a manner consistent with the provisions of the Registration Rights Agreement, including Sections 5.4 thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this First Amendment to Registration Rights Agreement as of the date first above written.

Company:

CHART ACQUISITION CORP.

By:
Name: Christopher D. Brady
Title: President

Pubco:

TEMPUS APPLIED SOLUTIONS HOLDINGS, INC.

By:
Name: Christopher D. Brady
Title: President

Holders:

CHART ACQUISITION GROUP LLC

By:	The Chart Group L.P.

By:
Name: Christopher D. Brady
Title: Manager

COWEN INVESTMENTS LLC

By:
Name:
Title:

THE CHART GROUP L.P.

By:
Name: Christopher D. Brady
Title: Manager

[Signature Page to First Amendment to Registration Rights Agreement]

Holders (cont.):

Abdulwahab Al-Nakib	Geoffry Nattans

Joseph Boyle	Governor Thomas Ridge

Christopher Brady	Charlene Ryan

David Collier	Margaret Saracco

Senator Joseph Robert Kerrey	Timothy N. Teen

Deirdre Kilmartin	Cole Van Nice

Michael LaBarbera	H. Whitney Wagner

Khaled El-Marsafy (Fourth and Market)	Joseph R. Wright

Matthew McCooe	Young-Gak Yun

Manuel D. Medina

[Signature Page to First Amendment to Registration Rights Agreement]